UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

Five Star Senior Living Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, unless the context otherwise requires, the terms “we,” “us,” “our” and “the Company” refer to Five Star Senior Living Inc. and its applicable subsidiaries and the term “DHC” refers to Diversified Healthcare Trust and its applicable subsidiaries.

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on April 9, 2021, we announced that we had agreed to amend our management arrangements with DHC for the senior living communities that we currently manage for DHC’s account. On June 9, 2021, we entered into an Amended and Restated Master Management Agreement with DHC, or the Master Management Agreement, pursuant to which we will continue to manage 120 senior living communities for DHC, substantially on the terms previously disclosed. Also as previously disclosed, we agreed to cooperate with DHC to transition an additional 108 senior living communities that we currently manage for DHC to other third party operators, which we expect to be completed before year end 2021. We will continue to manage these 108 senior living communities for DHC until they are transitioned to other third party operators pursuant to interim management agreements. The Master Management Agreement and interim management agreements amended and restated, and consolidated, our prior management agreements and omnibus agreement with DHC in their entirety. Also on June 9, 2021, we delivered to DHC a related Amended and Restated Guaranty Agreement, or the Guaranty, pursuant to which we will continue to guarantee the payment and performance of each of our applicable subsidiary’s obligations under the applicable management agreements.

In connection with these amendments to our management arrangements, we will cease to provide oversight of any major capital projects and repositionings at the senior living communities we continue to manage for DHC.

The foregoing descriptions of the Master Management Agreement and the Guaranty are not complete and are subject to and qualified in their entirety by reference to the copies of those agreements which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example:

•	DHC may be unable to identify new operators for the 108 senior living communities to be transitioned to other third party operators and some or all of these communities may not be transitioned to new operators before year end 2021 or at all.

The information contained in our filings with the Securities and Exchange Commission, or the SEC, including under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, identifies other important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the election of Donna D. Fraiche as an Independent Director in Group II of the Board of Directors (the “Board”) for a three year term of office continuing until the Company’s 2024 annual meeting of stockholders and until her successor is duly elected and qualifies. Ms. Fraiche received the following votes:

For	Withhold	Broker Non-Votes
20,808,316	4,317,672	2,925,661

The Company’s stockholders also voted on the election of Gerard M. Martin as an Independent Director in Group II of the Board for a three year term of office continuing until the Company’s 2024 annual meeting of stockholders and until his successor is duly elected and qualifies. Mr. Martin received the following votes:

For	Withhold	Broker Non-Votes
21,038,739	4,087,249	2,925,661

The Company’s stockholders also ratified the appointment of RSM US LLP as the Company’s independent auditors to serve for the 2021 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
27,790,149	231,712	29,788	N/A

The results reported above are final voting results.

Item 8.01. Other Events.

Director Compensation

Also on June 8, 2021, the Company updated its Director compensation arrangements. A summary of the Company’s currently effective Director compensation arrangements is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Consistent with the Company’s Director compensation arrangements, on June 8, 2021, the Company awarded each of the Company’s Directors 12,500 Common Shares valued at $6.15 per share, the closing price of the Common Stock on The Nasdaq Stock Market LLC on that date.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

10.1	Amended and Restated Master Management Agreement, dated as of June 9, 2021, among the Company and certain of its subsidiaries, and DHC and certain of its subsidiaries. (Filed herewith.)
10.2	Amended and Restated Guaranty Agreement, dated as of June 9, 2021, by the Company for the benefit of certain subsidiaries of DHC. (Filed herewith.)
10.3	Summary of Director Compensation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR SENIOR LIVING INC.

	By:	/s/ Jeffrey C. Leer
	Name:	Jeffrey C. Leer
	Title:	Chief Financial Officer and Treasurer

Date: June 9, 2021